UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  Mar 12, 2009

ASI ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware                               000-27881           522101695
(State or other jurisdiction of            (Commission file     (IRS Employer
incorporation or organization)            number)           Identification No.)

Level 1, 45 Exhibition Street                                      3000
Melbourne, Victoria, Australia
(Address of principal executive officers)                            (Zip Code)

+61 3 9016 3021
Registrants telephone number, including area code


(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

1. The Company has been advised that the License Agreement between the Company and ASIQ Ltd. dated 18 June 2008 for the ground based application of its SafeCell product has been assigned by ASIQ Ltd. to Chapman Reid Ltd., a UK company. All other terms and conditions of the Agreement, including the Company's entitlements to royalties, remain unchanged.

2. The License Agreement dated 29 May 2008 between ASI Entertainment and ASIQ Ltd. for the aviation application of the SafeCell product has been changed from a non-exclusive to an exclusive license. All terms and conditions of the Agreement remain unchanged.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ASI ENTERTAINMENT, INC.
(Registrant)
By: /s/ PHILIP SHIELS
Philip Shiels
Chief Financial Officer
Date: Mar 12, 2009



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